UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                             CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 17, 2002
                                                        (June 14, 2002)

                           PR SPECIALISTS, INC.
.............................................................................
         (Exact name of registrant as specified in its charter)


          Delaware                    333-34686               95-4792965
.............................................................................
(State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)	     File Number)	 Identification No.)


  335 South State Road 7, Margate, Florida                  33068
.............................................................................
  (Address of principal executive offices)                (Zip Code)


    Registrant's telephone number, including area code: (954) 944-0454
.............................................................................
        (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant.

(a) Previous independent accountants.

On June 14, 2002, PR Specialists, Inc. (the "Company") terminated its relationship with Kingery, Crouse & Hohl, P.A. ("Kingery") as the Company's independent certified public accountants. The decision to change accountants was approved by the Company's Board of Directors.

Kingery's report on the consolidated financial statements for the year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope or accounting principles; except that, such report contained an explanatory paragraph relating to substantial doubt regarding the uncertainty of the Company's ability to continue as a going concern.

In connection with its audit of the Company's consolidated financial statements for the periods ended December 31, 2001 and 2000 through the subsequent period immediately preceding the date of termination of Kingery, the Company had no disagreements with Kingery on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kingery, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports on the consolidated financial statements of the Company.

Kingery has furnished to the Company a letter addressed to the Securities and Exchange Commission stating whether or not Kingery agrees with the statements made by the Company herein. A copy of such letter, dated June 17, 2002, is attached as an exhibit to this report.

(b) New independent accountants.

On June 17, 2002, the Company engaged Weinberg & Company, P.A., as its new independent accountants. The Company's Board of Directors approved such engagement. In the Company's two most recent fiscal years and any subsequent interim period to the date hereof, the Company has not consulted with Weinberg & Company, P.A. regarding either:


(i)	the application of accounting principles to a specified
        transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Weinberg & Company, P.A. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or


(ii) any matter that was either the subject of a "disagreement," as that term is defined in Item 304(a)(1)(iv)of Regulation S-B and the related instructions to Item 304 of Regulation S-B.



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Item 7.  Exhibits.

1.	16.1  Letter from Kingery dated June 17, 2002.


SIGNATURES

	Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PR Specialists, Inc.


By:   /s/ Lawrence Ruden
   ---------------------------
   Lawrence Ruden,
   Chief Operating Officer

Dated June 17, 2002



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